UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2015
AV Homes, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07395	23-1739078
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8601 N. Scottsdale Rd. Suite 225
Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

(480) 214-7400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2015, AV Homes, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on July 1, 2015, the Company closed its acquisition of substantially all of the assets and certain liabilities of Bonterra Builders, LLC (“Bonterra”). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Bonterra and the pro forma condensed consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of Bonterra for the years ended December 31, 2014, 2013 and 2012, are filed herewith as Exhibit 99.1. The unaudited financial statements of Bonterra for the six months ended June 30, 2015, are filed herewith as Exhibit 99.2. The consent of Derek K. Atwell, CPA, LLC, Bonterra’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro forma financial information. The unaudited pro forma condensed consolidated financial information of the Company and Bonterra for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.3.

(c) Exhibits

Exhibit No.	Description
23.1	Consent of Derek K. Atwell, CPA, LLC, Independent Auditor of Bonterra
99.1	Audited financial statements of Bonterra for the years ended December 31, 2014, 2013 and 2012
99.2	Unaudited financial statements of Bonterra for the six months ended June 30, 2015
99.3	Unaudited pro forma condensed consolidated financial information of the Company and Bonterra for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV HOMES, INC.
Date:	September 10, 2015	By:	/s/ Roger A. Cregg
Name: Roger A. Cregg
Title: President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Derek K. Atwell, CPA, LLC, Independent Auditor of Bonterra
99.1	Audited financial statements of Bonterra for the years ended December 31, 2014, 2013 and 2012
99.2	Unaudited financial statements of Bonterra for the six months ended June 30, 2015
99.3	Unaudited pro forma condensed consolidated financial information of the Company and Bonterra for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

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